Exhibit 99.1

Mikojo Incorporated Financial Statements

1)           For the fiscal year ended June 30, 2008 (audited):

Paritz & Company, P.A.	15 Warren Street, Suite 25 Hackensack, New Jersey 07601 (201)342-7753 Fax: (201) 342-7598 E-Mail: paritz @paritz.com
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Stockholders
Mikojo Incorporated

We have audited the accompanying balance sheets of Mikojo Incorporated (the “Company”) as of June 30, 2008 and the related statements of operations and other comprehensive income, changes in stockholders’ equity and cash flows for the period from inception (August 7, 2007) to June 30, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet as of June 30, 2008, the Company’s current liabilities exceeded its current assets by $49,115 and its total liabilities exceeded its total assets by $40,039  As of June 30, 2008 the Company has $16,781 in cash which may not be sufficient to fund future operations.  These circumstances raise substantial doubt about its ability to continue as a going concern.   The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mikojo Incorporated. as of June 30, 2008, and the results of its operations and its cash flows for the period from inception (August 7, 2007) to June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Paritz & Company, P.A.
Paritz & Company, P.A.

Hackensack, New Jersey
July 20, 2009

MIKOJO INCORPORATED
BALANCE SHEETS
June 30, 2008 (AUDITED)

ASSETS

Current assets:
Cash and cash equivalents	$16,781
Accounts receivable	38,148
Subscription receivable	2,504
Tax receivable	1,187
Total current assets	58,619

Property and machinery assets, net	5,222

OTHER ASSETS:
Other sundry current assets	3,854
TOTAL OTHER ASSETS	3,854

Total Assets	$67,695

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
Accounts payable	68,843
Accrued expense	22,836
Notes payable-shareholders	16,055
Total current liabilities	107,734

Stockholders' deficiency
Common stock	2,600
Accumulated deficit	(39,755)
Accumulated other comprehensive income or loss	(2,884)
Total stockholders' deficiency	(40,039)

$67,695

See accompanying notes to financial statements

MIKOJO INCORPORATED
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008 (AUDITED)

2008

Sales	$1,199,116

Cost of sales	929,511

Gross profit	269,605

Operating Expenses
General and adminstrative expenses	300,296

Operating Income	(30,691)

Interest Income (expenses)	(403)

Income before income taxes	(31,094)

Provision for income taxes	8,661

Net Income	$(39,755)

Other Comprehensive Income
$(2,884)

Comprehensive Income	$(42,638)

See accompanying notes to financial statements

MIKOJO INCORPORATED
STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED JUNE 30, 2008 (AUDITED)

			ACCUMULATED
			OTHER	TOTAL
	COMMON	ACCUMULATED	COMPREHENSIVE	STOCKOLDERS'
	STOCK	DEFICIT	INCOME	DEFICIENCY

BALANCE - JULY 1, 2007	$0	$0	$0	$0

Sale of common stock	$2,600			2,600

Net income		(39,755)		(39,755)

Foreign currency translation adjustment			(2,884)	(2,884)

BALANCE - JUNE 30, 2008	$2,600	$(39,755)	$(2,884)	$(40,039)

See accompanying notes to financial statements

MIKOJO INCORPORATED
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2008 (AUDITED)

2008

Cash flows from operating activities
Net loss	$(39,755)
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation	3,130
Changes in assets and liabilities:
(Increase) decrease in -
Accounts receivable	(38,148)
Subscription receivable	(2,504)
Tax receivable	(1,187)
Other sundry current assets	(3,854)
Accounts payable	68,843
Accrued expense	22,836
Net cash provided by operating activities	9,361

Cash flows from investing activities
Purchase of property & equipments	(8,352)
Net cash used in investing activities	(8,352)

Cash flows from financing activities
Loan from shareholders	16,055
Sale of common stock	2,600
Net cash provided by financing activities	18,655

Effect of exchange rate changes on cash and cash equivalents	(2,884)

Net increase (decrease) in cash and cash equivalents	16,781

Cash and cash equivalents, beginning of year	-

Cash and cash equivalents, end of year	$16,781

See accompanying notes to financial statements

MIKOJO INCORPORATED

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008
(AUDITED)

1           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Description

Mikojo Incorporated, a Delaware corporation (“Mikojo”) was formed on February 20, 2009 to enter into asset contribution transactions with Mikojo (Aust) Pty. Ltd., an Australian entity and LOBIS, Inc..  On March 2, 2009, Mikojo issued 2,000,000 shares of its common stock par value $0.0001 to its founder, Accelerated Venture Partners, LLC for a total consideration of $200.00.  Pursuant to the terms of a Contribution to Controlled Corporation Agreement between Mikojo and Mikojo (Aust) and LOBIS and separate Common Stock Purchase Agreements between Mikojo and Mikojo (Aust) and LOBIS, respectively (all agreements dated as of March 17, 2009), Mikojo (Aust) and LOBIS agreed to contribute all of their assets to Mikojo Incorporated and Mikojo Incorporated agreed to assume all liabilities of Mikojo (Aust) and LOBIS as consideration for the purchase of an aggregate of 24,000,000 common shares of Mikojo (each party received 12,000,000 common shares), with a stated face value of $0.0001 per share.  These shares were then distributed to the shareholders of Mikojo (Aust) and LOBIS, respectively, on a pro-rata basis.  The principal asset contributed by Mikojo (Aust) was an agreement with InfoSpace, Inc.  The principal asset contributed by LOBIS was certain contract rights with respect to the acquisition of certain intellectual property owned by a third party.  The accompanying financial statements include the operations of Mikojo (AUST) for the period from its inception (August 7, 2007) to June 30, 2008.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company’s accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts. Cash equivalents consist primarily of money market funds.

Revenue recognition

Revenue is recognized on a monthly basis as realized and earned, on an accrual basis. Revenue recognized to date is composed primarily of advertising revenue for advertisements placed through the Company’s web site.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is recognized for financial reporting purposes on the straight-line method in amounts sufficient to amortize the cost of the related asset over its estimated useful life.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

Research and Development

The Company charges all research and development costs to expense as incurred.

Recent Accounting Pronouncements

As of January 1, 2006, SFAS No. 123R, Share-Based Payment, became effective for all companies and addresses the accounting for share-based payment transactions. SFAS No. 123R eliminates the ability to account for share-based compensation transactions using APB No. 25, and generally requires instead that such transactions be accounted and recognized in the statement of operations based on their fair value. The Company does not maintain a stock option plan and, therefore, this pronouncement has no impact on these financial statements.

In September 2006, the FASB issued SFAS No. 157 (“SFAS 157”), “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. In February 2008, the FASB agreed to delay the effective date of SFAS 157 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008. As of December 31, 2007, the Company’s fair values of its financial assets and liabilities, which consist of cash and cash equivalents, accounts payable and notes payable, approximate their carrying amount due to the short period of time to maturity.

In February 2007, the FASB issued SFAS No. 159 (“SFAS 159”), “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115”. This statement provides companies with an option to measure, at specified election dates, many financial instruments and certain other items at fair value that are not currently measured at fair value.  A company that adopts SFAS 159 will report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect that the adoption of SFAS 159 will have on its results of operations and financial position.

In December 2007, FASB issued SFAS No. 160 (“SFAS 160”), “Interests in Consolidated Financial Statements — an amendment of ARB No. 51”, which impacts the accounting for minority interest in the consolidated financial statements of filers. The statement requires the reclassification of minority interest to the equity section of the balance sheet and the results from operations attributed to minority interest to be included in net income. The related minority interest impact on earnings would then be disclosed in the summary of other comprehensive income. The statement is applicable for all fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. The adoption of this standard will require prospective treatment. The Company is currently evaluating the effect that the adoption of SFAS 160 will have on its results of operations and financial position. However, the adoption of SFAS 160 is not expected to have a material impact on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 141R (“SFAS 141R”), “Business Combinations”, which impacts the accounting for business combinations. The statement requires changes in the measurement of assets and liabilities required in favor of a fair value method consistent with the guidance provided in SFAS 157 (see above).  Additionally, the statement requires a change in accounting for certain acquisition related expenses and business adjustments which no longer are considered part of the purchase price.  Adoption of this standard is required for fiscal years beginning after December 15, 2008. Early adoption of this standard is not permitted. The statement requires prospective application for all acquisitions after the date of adoption. The Company is currently evaluating the effect that the adoption of SFAS 141R will have on its results of operations and financial position. However, the adoption of SFAS 141R is not expected to have a material impact on the Company’s financial statements.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”.  This guidance is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”, and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141R when the underlying arrangement includes renewal or extension of terms that would require substantial costs or result in a material modification to the asset upon renewal or extension.  Companies estimating the useful life of a recognized intangible asset must now consider their historical experience in renewing or extending similar arrangements or, in the absence of historical experience, must consider assumptions that market participants would use about renewal or extension as adjusted for SFAS No. 142’s entity-specific factors.  This standard is effective for fiscal years beginning after December 15, 2008, and is applicable to the Company’s fiscal year beginning January 1, 2009.  The Company does not anticipate that the adoption of this FSP will have an impact on its results of operations or financial condition

Stock Based Compensation

The Company has adopted SFAS 123 (R) "Share-Based Payment", which addresses the accounting for share-based payment transactions. SFAS No. 123(R) eliminates the ability to account for share-based compensation transactions using APB 25, and generally requires instead that such transactions be accounted and recognized in the statement of operations based on their fair value. SFAS No. 123(R) is effective for public companies that file as small business issuers as of the first interim or annual reporting period that begins after December 15, 2005. Depending upon the number of and terms for options that may be granted in future periods, the implementation of this standard could have a significant non-cash impact on results of operations in future periods.

During the year ended June 30, 2008, there were no stock options granted or outstanding.

2           NOTES PAYABLE SHAREHOLDERS

As of June 30, 2008, the founders of the Company provided loans to the Company for operating purposes. Interest for these loans has been recorded as an expense and has been accrued at 5% per annum, but not paid, through June 30, 2008.

3            INCOME TAXES

Mikojo (AUST) is subject to taxes in Australia on its Australian operations.  In general, the tax rate for small businesses is 30%, before permanent credits and incentives of taxable income as defined.

4           COMMITMENTS AND CONTINGENCIES

1)
Effective September 22, 2008, LOBIS entered into a Consulting Services Agreement with Accelerated Venture Partners LLC, a company controlled by Timothy J. Neher.  The agreement requires AVP to provide LOBIS with certain financial advisory services in consideration of cash compensation at a rate of $65,000 per month.  The payment of such compensation is subject to the company’s achievement of certain designated milestones detailed in the agreement and a company option to make a lump sum payment to AVP in lieu of all amounts payable thereunder.  This agreement has been assumed by the Company.

2)
Effective February 12, 2009, Mikojo (Aust) entered into a Consulting Services Agreement with Accelerated Venture Partners LLC, a company controlled by Timothy J. Neher.  The agreement requires AVP to provide Mikojo (Aust) with certain financial advisory services in consideration of (a) an option granted by the company to AVP to purchase up to ten percent of the company at a price of $0.0001 per share subject to a repurchase option granted to the company to repurchase the shares in the event the company fails to complete funding as detailed in the agreement and (b) cash compensation at a rate of $150,000 per month (not to exceed $3,000,000 in the aggregate).  The payment of such compensation is subject to the company’s achievement of certain designated milestones detailed in the agreement and a company option to make a lump sum payment to AVP in lieu of all amounts payable thereunder.  This agreement has been assumed by the Company.

3)
Effective September 22, 2008, LOBIS entered into a Consulting Services Agreement with James Cates.  The agreement requires Mr. Cates to provide LOBIS with certain financial advisory services in (a) an option granted by the company to Mr. Cates to purchase 3,000,000 shares of the company’s common stock at the then fair market value ($0.0001 at the time), subject to a repurchase option granted to the company to repurchase 2,000,000 of the shares in the event the agreement is terminated for any reason and (b) cash compensation at a rate of $250.00 per hour, not to exceed $30,000 per month.  This agreement has been assumed by the Company.

4)
On September 23, 2008, LOBIS entered into an employment agreement with James Cates to act as the company’s Chief Executive Officer for an “at will” term at a base salary of $350,000 per year, commencing the completion of the company’s first financing.  LOBIS also agreed that senior management of the company would recommend to the company’s board of directors that the company options to Mr. Cates to purchase up to 2,000,000 shares of the company’s common stock pursuant to the terms detailed in the employment agreement.  LOBIS’ obligations under this employment agreement have been assumed by the Company.

5)
On October 6, 2008, LOBIS entered into an employment agreement with Dr. K. Narayanaswamy to act as the company’s Chief Technology Officer for an “at will” term at a base salary of $250,000 per year, commencing the completion of the company’s first financing.  LOBIS also agreed that senior management of the company would recommend to the company’s board of directors that the company options to Dr. Narayanaswamy to purchase up to 1,000,000 shares of the company’s common stock pursuant to the terms detailed in the employment agreement. LOBIS’ obligations under this employment agreement have been assumed by the Company.

6)
On October 6, 2008, LOBIS entered into an employment agreement with Dr. Donald Cohen to act as the company’s Chief Scientist for an “at will” term at a base salary of $250,000 per year, commencing the completion of the company’s first financing.  LOBIS also agreed that senior management of the company would recommend to the company’s board of directors that the company options to Dr. Cohen to purchase up to 1,000,000 shares of the company’s common stock pursuant to the terms detailed in the employment agreement. LOBIS’ obligations under this employment agreement have been assumed by the Company.

5           GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet as of June 30, 2008, the Company’s current liabilities exceeded its current assets by $49,115 and its total liabilities exceeded its total assets by $40,039  As of June 30, 2008 the Company has $16,781 in cash which may not be sufficient to fund future operations.  These circumstances raise substantial doubt about its ability to continue as a going concern.   The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2)           For the nine months ended March 31, 2009 (unaudited):

MIKOJO INCORPORATED
BALANCE SHEETS
March 31, 2009

ASSETS

(unaudited)
Current assets:
Cash and cash equivalents	$37,353
Accounts receivable	863,346
Subscription receivable	1,934
Total current assets	902,632

Property, machinery and mining assets, net	11,217

OTHER ASSETS:
Other sundry current assets	9,007
TOTAL OTHER ASSETS	9,007

Total Assets	$922,856

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
Accounts payable and accrued expense	999,005
Notes payable-CS3	1,250,000
Notes payable-shareholders	6,551
Total current liabilities	2,255,556

Stockholders' deficiency
Common stock	2,816
Retained earnings	(1,466,031)
Accumulated other comprehensive income or loss	130,516
Total stockholders' deficiency	(1,332,699)

Total Liabilities And Stockholders' Deficiency	$922,856

See accompanying noted to financial statements

MIKOJO INCORPORATED
STATEMENTS OF OPERATIONS
NINE MONTHS ENDED MARCH 31, 2009
(unaudited)

2009

Sales	$1,740,449

Cost of sales	1,608,552

Gross profit	131,897

Operating Expenses
General and adminstrative expenses	1,554,108

Operating Income	(1,422,211)

Interest Income (expenses)	(1,750)

Income before income taxes	(1,423,960)

Provision for income taxes	2,316

Net Income	$(1,426,277)

Other Comprehensive Income
Foreign Currency Translation Adjustment	$131,324

Comprehensive Income	$(1,294,952)

See accompanying noted to financial statements

MIKOJO INCORPORATED
STATEMENTS OF CASH FLOWS
NINE MONTH ENDED MARCH 31, 2009 (unaudited)

2009

Cash flows from operating activities
Net loss	$(1,426,277)
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation	2,818
Changes in assets and liabilities:
(Increase) decrease in -
Accounts receivable	(863,346)
Tax receivable	844
Other sundry current assets	(6,268)
Accounts payable	982,771
Notes payable-CS3	361,414
Net cash provided by operating activities	(948,042)

Cash flows from investing activities
Purchase of property & equipments	(6,611)
Net cash used in investing activities	(6,611)

Cash flows from financing activities
Loan from shareholders	(4,862)
Net cash provided by financing activities	(4,862)

Effect of exchange rate changes on cash and cash equivalents	984,939

Net increase (decrease) in cash and cash equivalents	25,423

Cash and cash equivalents, beginning of year	11,929

Cash and cash equivalents, end of year	$37,353

Supplemental disclosures of cash flow information:

Interest paid	$-
Income taxes paid	$-

Non-cash financing activities	$-
Investment deposit from shareholders converted to capital	$-

See accompanying noted to financial statements

MIKOJO INCORPORATED

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009
(UNAUDITED)

1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business Description
Mikojo Incorporated, a Delaware corporation (“Mikojo”) was formed on February 20, 2009 to enter into asset contribution transactions with Mikojo (Aust) Pty. Ltd., an Australian entity and LOBIS, Inc.  On March 2, 2009, Mikojo issued 2,000,000 shares of its common stock par value $0.0001 to its founder, Accelerated Venture Partners, LLC for a total consideration of $200.00.  Pursuant to the terms of a Contribution to Controlled Corporation Agreement between Mikojo and Mikojo (Aust) and LOBIS and separate Common Stock Purchase Agreements between Mikojo and Mikojo (Aust) and LOBIS, respectively (all agreements dated as of March 17, 2009), Mikojo (Aust) and LOBIS agreed to contribute all of their assets to Mikojo Incorporated and Mikojo Incorporated agreed to assume all liabilities of Mikojo (Aust) and LOBIS as consideration for the purchase of an aggregate of 24,000,000 common shares of Mikojo (each party received 12,000,000 common shares), with a stated face value of $0.0001 per share.  These shares were then distributed to the shareholders of Mikojo (Aust) and LOBIS, respectively, on a pro-rata basis.  The principal asset contributed by Mikojo (Aust) was an agreement with InfoSpace, Inc.  The principal asset contributed by LOBIS was certain contract rights with respect to the acquisition of certain intellectual property owned by a third party.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company’s accounts at these institutions may, at times, exceed the federally insured limits. The Company has not experienced any losses in such accounts. Cash equivalents consist primarily of money market funds.

Revenue recognition
Revenue is recognized on a monthly basis as realized and earned, on an accrual basis. Revenue recognized to date is composed primarily of advertising revenue for advertisements placed through the Company’s web site.

Property and Equipment
Property and equipment are recorded at cost. Depreciation is recognized for financial reporting purposes on the straight-line method in amounts sufficient to amortize the cost of the related asset over its estimated useful life.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

Research and Development
The Company charges all research and development costs to expense as incurred.

Recent Accounting Pronouncements
As of January 1, 2006, SFAS No. 123R, Share-Based Payment, became effective for all companies and addresses the accounting for share-based payment transactions. SFAS No. 123R eliminates the ability to account for share-based compensation transactions using APB No. 25, and generally requires instead that such transactions be accounted and recognized in the statement of operations based on their fair value. The Company does not maintain a stock option plan and, therefore, this pronouncement has no impact on these financial statements.

In September 2006, the FASB issued SFAS No. 157 (“SFAS 157”), “Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. In February 2008, the FASB agreed to delay the effective date of SFAS 157 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008. As of December 31, 2007, the Company’s fair values of its financial assets and liabilities, which consist of cash and cash equivalents, accounts payable and notes payable, approximate their carrying amount due to the short period of time to maturity.
In February 2007, the FASB issued SFAS No. 159 (“SFAS 159”), “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115”. This statement provides companies with an option to measure, at specified election dates, many financial instruments and certain other items at fair value that are not currently measured at fair value.  A company that adopts SFAS 159 will report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect that the adoption of SFAS 159 will have on its results of operations and financial position.

In December 2007, FASB issued SFAS No. 160 (“SFAS 160”), “Interests in Consolidated Financial Statements — an amendment of ARB No. 51”, which impacts the accounting for minority interest in the consolidated financial statements of filers. The statement requires the reclassification of minority interest to the equity section of the balance sheet and the results from operations attributed to minority interest to be included in net income. The related minority interest impact on earnings would then be disclosed in the summary of other comprehensive income. The statement is applicable for all fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. The adoption of this standard will require prospective treatment. The Company is currently evaluating the effect that the adoption of SFAS 160 will have on its results of operations and financial position. However, the adoption of SFAS 160 is not expected to have a material impact on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 141R (“SFAS 141R”), “Business Combinations”, which impacts the accounting for business combinations. The statement requires changes in the measurement of assets and liabilities required in favor of a fair value method consistent with the guidance provided in SFAS 157 (see above).  Additionally, the statement requires a change in accounting for certain acquisition related expenses and business adjustments which no longer are considered part of the purchase price.  Adoption of this standard is required for fiscal years beginning after December 15, 2008. Early adoption of this standard is not permitted. The statement requires prospective application for all acquisitions after the date of adoption. The Company is currently evaluating the effect that the adoption of SFAS 141R will have on its results of operations and financial position. However, the adoption of SFAS 141R is not expected to have a material impact on the Company’s financial statements.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets”.  This guidance is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”, and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141R when the underlying arrangement includes renewal or extension of terms that would require substantial costs or result in a material modification to the asset upon renewal or extension.  Companies estimating the useful life of a recognized intangible asset must now consider their historical experience in renewing or extending similar arrangements or, in the absence of historical experience, must consider assumptions that market participants would use about renewal or extension as adjusted for SFAS No. 142’s entity-specific factors.  This standard is effective for fiscal years beginning after December 15, 2008, and is applicable to the Company’s fiscal year beginning January 1, 2009.  The Company does not anticipate that the adoption of this FSP will have an impact on its results of operations or financial condition.

Stock Based Compensation

The Company has adopted SFAS 123 (R) "Share-Based Payment", which addresses the accounting for share-based payment transactions. SFAS No. 123(R) eliminates the ability to account for share-based compensation transactions using APB 25, and generally requires instead that such transactions be accounted and recognized in the statement of operations based on their fair value. SFAS No. 123(R) is effective for public companies that file as small business issuers as of the first interim or annual reporting period that begins after December 15, 2005. Depending upon the number of and terms for options that may be granted in future periods, the implementation of this standard could have a significant non-cash impact on results of operations in future periods.

During the period ended March 31, 2009, there were no stock options granted or outstanding.

2           NOTES PAYABLE SHAREHOLDERS

As of March 31, 2009, the founders of the Company provided loans to the Company for operating purposes. Interest for these loans has been recorded as an expense and has been accrued at 5% per annum, but not paid, through March 31, 2009.

3            INCOME TAXES

Mikojo (AUST) is subject to taxes in Australia on its Australian operations.  In general, the tax rate for small businesses is 30%, before permanent credits and incentives of taxable income as defined.

4           COMMITMENTS AND CONTINGENCIES

1)
Effective September 22, 2008, LOBIS entered into a Consulting Services Agreement with Accelerated Venture Partners LLC, a company controlled by Timothy J. Neher.  The agreement requires AVP to provide LOBIS with certain financial advisory services in consideration of cash compensation at a rate of $65,000 per month.  The payment of such compensation is subject to the company’s achievement of certain designated milestones detailed in the agreement and a company option to make a lump sum payment to AVP in lieu of all amounts payable thereunder.  This agreement has been assumed by the Company.

2)
Effective February 12, 2009, Mikojo (Aust) entered into a Consulting Services Agreement with Accelerated Venture Partners LLC, a company controlled by Timothy J. Neher.  The agreement requires AVP to provide Mikojo (Aust) with certain financial advisory services in consideration of (a) an option granted by the company to AVP to purchase up to ten percent of the company at a price of $0.0001 per share subject to a repurchase option granted to the company to repurchase the shares in the event the company fails to complete funding as detailed in the agreement and (b) cash compensation at a rate of $150,000 per month (not to exceed $3,000,000 in the aggregate).  The payment of such compensation is subject to the company’s achievement of certain designated milestones detailed in the agreement and a company option to make a lump sum payment to AVP in lieu of all amounts payable thereunder.  This agreement has been assumed by the Company.

3)
Effective September 22, 2008, LOBIS entered into a Consulting Services Agreement with James Cates.  The agreement requires Mr. Cates to provide LOBIS with certain financial advisory services in (a) an option granted by the company to Mr. Cates to purchase 3,000,000 shares of the company’s common stock at the then fair market value ($0.0001 at the time), subject to a repurchase option granted to the company to repurchase 2,000,000 of the shares in the event the agreement is terminated for any reason and (b) cash compensation at a rate of $250.00 per hour, not to exceed $30,000 per month.  This agreement has been assumed by the Company.

4)
On September 23, 2008, LOBIS entered into an employment agreement with James Cates to act as the company’s Chief Executive Officer for an “at will” term at a base salary of $350,000 per year, commencing the completion of the company’s first financing.  LOBIS also agreed that senior management of the company would recommend to the company’s board of directors that the company options to Mr. Cates to purchase up to 2,000,000 shares of the company’s common stock pursuant to the terms detailed in the employment agreement.  LOBIS’ obligations under this employment agreement have been assumed by the Company.

5)
On October 6, 2008, LOBIS entered into an employment agreement with Dr. K. Narayanaswamy to act as the company’s Chief Technology Officer for an “at will” term at a base salary of $250,000 per year, commencing the completion of the company’s first financing.  LOBIS also agreed that senior management of the company would recommend to the company’s board of directors that the company options to Dr. Narayanaswamy to purchase up to 1,000,000 shares of the company’s common stock pursuant to the terms detailed in the employment agreement. LOBIS’ obligations under this employment agreement have been assumed by the Company.

6)
On October 6, 2008, LOBIS entered into an employment agreement with Dr. Donald Cohen to act as the company’s Chief Scientist for an “at will” term at a base salary of $250,000 per year, commencing the completion of the company’s first financing.  LOBIS also agreed that senior management of the company would recommend to the company’s board of directors that the company options to Dr. Cohen to purchase up to 1,000,000 shares of the company’s common stock pursuant to the terms detailed in the employment agreement. LOBIS’ obligations under this employment agreement have been assumed by the Company.